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                                                                      Exhibit 10

                              GUARANTEE AGREEMENT

     GUARANTEE AGREEMENT (this "Agreement"), dated as of August 16, 2000, made by and among Minnesota Power, Inc., a Minnesota corporation (the "Guarantor"), CoBank, ACB not in its individual capacity but solely in its capacity as Administrative Agent under the Credit Agreement (as hereinafter defined), and ABN AMRO Bank N.V., as the sole Minnesota Power Bank as of the date hereof.

                                    RECITALS

     Split Rock Energy LLC (the "Company") has entered into a Credit Agreement dated as of the date hereof with CoBank, ACB, as Administrative Agent, and the other financial institutions from time to time party thereto (the "Credit Agreement").

     As of the date hereof, the Company is 50% owned by the Guarantor. The Guarantor acknowledges that it is in its best interests for the Company to enter into the Credit Agreement and obtain the credit provided thereunder. The Minnesota Power Banks (but not the GRE Banks) have required as a condition precedent to their entering into the Credit Agreement and extending credit from time to time in accordance with the terms thereof that the Guarantor enter into this Agreement unconditionally and irrevocably guarantying all Guaranteed Obligations (as hereinafter defined) owing to the Minnesota Power Banks.

     The Minnesota Power Banks are willing to enter into the Credit Agreement and extend credit from time to time in accordance with the terms thereof, subject to and in reliance upon, among other things, the terms and conditions of this Agreement.

     NOW. THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.  RECITALS.   The  recitals  are  hereby  incorporated  by  this
reference.

     Section 2. DEFINITIONS. All capitalized terms used in this Agreement without definition shall have the meanings ascribed to them in the Credit Agreement.

     Section 3. INCORPORATION BY REFERENCE. Whenever any section or provision of the Minnesota Power Credit Facility is incorporated herein by reference, such section or provision shall for all purposes be deemed to be incorporated and set forth herein in its entirety, mutatis mutandis, and the related defined terms, cross-referenced sections, schedules and exhibits of the Minnesota Power Credit Facility referred to in any such incorporated section or provision shall also be deemed to be incorporated herein by reference in accordance with this Section 3, provided that any reference in any section or provision incorporated herein by reference to (i) "Agent", "Bank", or "Required Banks" shall be deemed to by a reference to the Minnesota Power Banks under the Credit Agreement,(ii) the "Company" shall be deemed to by a reference to the Guarantor, and (iii) "Loan Documents" shall also include this Agreement. The sections and

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provisions  of the  Minnesota  Power  Credit  Facility  incorporated  herein  by reference shall survive and be binding upon the Guarantor notwithstanding the termination or expiration of the Minnesota Power Credit Facility and no waiver, amendment, supplement or other modification to the Minnesota Power Credit Facility made after the date of this Agreement shall have any affect on the sections and provisions incorporated herein by reference unless consented to in writing by each of the Minnesota Power Banks. To the extent that the Guarantor is required to provide any notice, certificate or other information hereunder and such notice, certificate or other information is provided to each of the Minnesota Power Banks pursuant to the Minnesota Power Credit Facility within the time and in proper form, if any, specified herein for the providing of such information, than the Guarantor shall be deemed to have satisfied its obligation hereunder to provide such notice, certificate or other information.

     Section 4. GUARANTY. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees the full and prompt payment to the Minnesota Power Banks (but not the GRE Banks) of any and all Obligations owing to the Minnesota Power Banks (but not the GRE Banks) as and when due (whether by acceleration or otherwise), howsoever evidenced, arising under or relating to the Credit Documents, whether direct or indirect, absolute or contingent, joint or several, or joint and several and howsoever owned, held or acquired; and the Guarantor further agrees to pay all reasonable expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by the Administrative Agent or the Minnesota Power Banks in endeavoring to collect such Obligations, or any part thereof, and in enforcing this guaranty in any litigation, bankruptcy or insolvency proceeding or otherwise (collectively, the "Guaranteed Obligations").

     Guarantor's guaranty is a continuing, absolute and unconditional guaranty, and shall remain in full force and effect until written notice of its discontinuance shall be actually received by the Administrative Agent, and also until any and all of the Guaranteed Obligations created, existing or committed to before receipt of such notice shall be fully paid. The liability of the Guarantor hereunder shall in no way be affected or impaired by (and the Administrative Agent or and Minnesota Power Banks are hereby expressly authorized to make from time to time, without notice to anyone) any increase, sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Guaranteed Obligations, either express or implied, or of any contract or contracts evidencing any thereof, or of any security or Collateral therefor. The liability of the Guarantor hereunder shall also in no way be affected or impaired by any acceptance by the Administrative Agent or any Bank of any security for or other guarantors upon any of the Guaranteed Obligations, or by any failure, neglect or omission on the part of the Administrative Agent or any Bank to realize upon or protect any of the Guaranteed Obligations, or any collateral or security or other guaranty therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Company possessed by the Administrative Agent and/or the Banks toward the liquidation of the Guaranteed Obligations, or by any application of payments or credits thereon. The Administrative Agent and the Banks shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Guaranteed Obligations, or any part thereof. Notwithstanding anything in any Credit Documents to the contrary, in order to hold the Guarantor liable hereunder, there shall be no obligation on

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the part of the  Administrative  Agent or the Banks,  at any time, to resort for payment to the Company or to any other guaranty (including the GRE Guaranty), or to any other person or corporation, their properties or estate, or resort to any collateral, security, property, Liens or other rights or remedies whatsoever and the Administrative Agent and the Minnesota Power Banks (but not the GRE Banks) shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Company or the Guarantor or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Guaranteed Obligations, and of any security and collateral therefor, and of the acceptance of this guaranty, and of any and all extensions of credit and indulgence, are expressly waived.

     Until payment of all Guaranteed Obligations has irrevocably been made, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Guarantor's obligations hereunder, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Administrative Agent and the Banks against the Company whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.

     In the case of the dissolution, liquidation, or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Company or the Guarantor or an Event of Default occurs, all of the Guaranteed Obligations then existing shall, at the option of the Administrative Agent or the Minnesota Power Banks (or automatically, in the event of a bankruptcy or receivership proceeding), immediately become due and accrued and payable from the Guarantor. All dividends or other payments received from the Company, or on account of the Company from whatsoever source, shall be taken and applied as payment in gross, and this guaranty shall apply to and secure any ultimate balance that shall remain owing to the Minnesota Power Banks.

     The Minnesota Power Banks may sell, assign, or transfer all of the Guaranteed Obligations, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Guaranteed Obligations, shall be a beneficiary of this guaranty, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits.

     If any payment applied by the Administrative Agent or the Minnesota Power Banks to the Guaranteed Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the

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Company or any other obligor),  the Guaranteed Obligations to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such of the Guaranteed Obligations as fully as if such application had never been made.

         All payments to be made by the Guarantor hereunder shall be made in the same currency and funds in which the Guaranteed Obligations of the Company are payable at the head office of the Administrative Agent at Denver, Colorado (or at such other place for the account of the Administrative Agent as it may from time to time specify to the Guarantor) in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If the Guarantor is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by the Guarantor hereunder, the Guarantor shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, the Administrative Agent and the Minnesota Power Banks shall receive and retain (free of any liability in respect of any payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made.

         The Guarantor waives any and all of its defenses, claims and discharges and those of the Company, or any other obligor, pertaining to the Guaranteed Obligations or its obligations hereunder, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Administrative Agent or any Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Company or any other person liable in respect of any of the Guaranteed Obligations, or any setoff available against the Administrative Agent or any Banks to the Company or any such other person, whether or not on account of a related transaction. The Guarantor agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Obligations, whether or not the liability of the Company or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

Without limiting the other rights of the Administrative Agent and the Minnesota Power Banks and the obligations of the Guarantor hereunder, if an Event of Default occurs under the Credit Agreement and the Administrative Agent and the Banks are prohibited or stayed by law from accelerating or making demand on the Guaranteed Obligations vis-a-vis the Company, the Administrative Agent and the Minnesota Power Banks may, by written notice to the Guarantor, declare the full amount of the Guaranteed Obligations to be immediately due and payable from the Guarantor whether or not such Guaranteed Obligations has been declared to be or has become immediately due and payable from the Company and without regard to any constraints on or impediments to the ability of the Administrative Agent and the Minnesota Power Banks to accelerate the maturity of such Guaranteed Obligations.

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     Section 5.  REPRESENTATIONS  AND WARRANTIES.  The Guarantor  represents and warrants to the Administrative Agent and the Minnesota Power Banks that:

            (a) The Guarantor (i) is a Minnesota corporation, duly organized validly existing and in good standing under the law of the jurisdiction of its formation, with full right, power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby; (ii) is duly qualified to do business and in good standing in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to so qualify or be authorized would not materially and adversely affect its ability to perform its obligations hereunder, and (iii) has the power to carry on its business as now being conducted and as proposed to be conducted;

            (b) The Guarantor has taken all necessary action to authorize the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law;

            (c) Neither the execution and delivery of this Agreement nor the the compliance with any of the terms and provisions hereof (i) contravenes any laws applicable to the Guarantor or any of its properties or other assets, (ii) conflicts with, breaches or contravenes the provisions of the organizational documents of the Guarantor or any contractual obligation of the Guarantor, or (iii) results in the creation of a condition or event that constitutes (or that, upon notice or lapse of time or both, would constitute) an event of default under any contractual obligation of the Guarantor;

            (d) No governmental approvals are required to authorize, or are required in connection with, the execution, delivery and performance of this Agreement or the taking of any action by the Guarantor hereby contemplated;

            (e) There are no actions, suits or proceedings at law or in equity now pending or, to the best of the Guarantor's knowledge, threatened against or affecting the Guarantor or any of its properties or rights which could materially and adversely affect the right or ability of the Guarantor to fulfill its obligations hereunder, or which question or challenge the validity of this Agreement or any action taken or to be taken by the Guarantor pursuant to this Agreement or in connection with the transactions contemplated hereby; and

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

            (f) Section 5 of the Minnesota Power Credit Facility is hereby incorporated by reference in its entirety, provided that as incorporated herein by reference the reference to "December 31, 1997" in Section 5(d) of the Minnesota Power Credit Facility shall be deemed herein to be a reference to December 31, 1999 and the reference to "September 30, 1997" in Section 5(d) of the Minnesota Power Credit Facility shall be deemed herein to be a reference to March 31, 2000.

     Section 6. COVENANTS - GUARANTOR. So long as any obligation of the Guarantor under this Agreement is outstanding, the Guarantor covenants and agrees with the Banks and the Agent as follows:

            (a) Guarantor shall preserve and maintain its legal existence and form and all of its rights, privileges and franchises, if any, necessary for the operation of its business and the maintenance of its existence;

            (b) Guarantor shall not change its form of organization or its business or liquidate or dissolve itself (or suffer any liquidation or dissolution) or transfer all or substantially all of its assets;

            (c) Guarantor shall continue to own, directly or indirectly, a sufficient percentage of the voting membership interests of the Company to prevent, when aggregated with percentage of the voting membership interests of the Company owned, directly or indirectly, by GRE, the occurrence of a Change of Control Event (it being acknowledged and agreed by the Guarantor that no change in its ownership of the Company (in compliance with this clause (c) or otherwise) shall in any way affect its obligations hereunder);

            (d) Section 6 of the Minnesota Power Credit Facility is hereby incorporated by reference in its entirety;

            (e) Guarantor will maintain a system of accounting in accordance accordance with GAAP and will furnish to the Banks and their respective duly authorized representatives such information respecting the business and financial condition of the Guarantor as any Bank may reasonably request; and without any request, the Guarantor will furnish each of the following to each Bank:

            (f) within 120 days after the end of each fiscal year of the Guarantor (including, without limitation, 12/31/99), a copy of the Guarantor's financial statements for such fiscal year, including the balance sheet of the Guarantor for such year and the related statements of income and statements of cash flow, each as certified by independent public accountants of recognized national standing selected by the Guarantor in accordance with GAAP with such accountants' unqualified opinion to the effect that the financial statements have been prepared in accordance with GAAP and present fairly in all material respects in accordance with GAAP the financial position of the Guarantor as of the close of such fiscal year and the results of its operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

            (g) within 60 days after the end of each of the first three quarterly fiscal periods of the Guarantor, an unaudited balance sheet of the Guarantor, and the related statements of income and statements of cash flow, as of the close of such period, all of the foregoing prepared by the in reasonable detail in accordance with GAAP and certified by the Guarantor's chief financial officer or corporate controller as fairly presenting the financial condition as at the dates thereof and the results of operations for the periods covered thereby; and

            (h) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports the Guarantor sends to its shareholders, and copies of all other regular, periodic and special reports and all registration statements the Guarantor files with the SEC or any successor thereto, or with any national securities exchanges.

            (i) Each financial statement furnished to the Banks pursuant to subsection (f) or (g) of this Section 6 shall be accompanied by a written certificate signed by the Guarantor's chief financial officer or corporate controller to the effect that, to their knowledge, (i) no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Guarantor to remedy the same, and (ii) the representations and warranties contained in Section 5 hereof are true and correct in all
                 material   respects   as  though  made  on  the  date  of  such
                 certificate (other than those made solely as of an earlier date, which need only remain true as of such date), except as otherwise described therein.

            (j) The Guarantor will promptly (and in any event within three Business Days after an officer of the Guarantor has knowledge thereof) give notice to the Administrative Agent and each Bank:

                 (1)   of the occurrence of any Default or Event of Default; and

                 (2) any event or condition which could reasonably be expected to have a Material Adverse Effect.

     Section 7.  EVENTS OF DEFAULT; REMEDIES. The events of default set forth in
Section 7(a) of the Minnesota Power Credit Facility are hereby incorporated by reference in their entirety (including any applicable grace periods). If (i) any representation or warranty made by the Guarantor hereunder (whether incorporated by reference or expressly set forth herein) proves untrue in any material respect when made, (ii) the Guarantor fails to comply with its agreements and covenants contained herein (whether incorporated by reference or expressly set forth herein), or (ii) an event of default contained herein (whether incorporated by reference or expressly set forth herein) occurs, an "event of default" shall be deemed to have occurred hereunder and the Administrative Agent and/or the Minnesota Power Banks shall have the right to demand payment hereunder, the proceeds of such demand to be applied against the Guaranteed Obligations or, at the option of the Minnesota Power Banks, held as cash collateral for the payment of the Guaranteed Obligations as and when due. Any such cash collateral not applied previously applied to the payment of the Guaranteed Obligations shall be returned to the Guarantor upon the termination of this Agreement and the Credit Agreement and the satisfaction and irrevocable payment in full of all Guaranteed Obligations.

     No remedy herein conferred upon or reserved to the Administrative Agent and the Minnesota Power Banks is intended to be exclusive or any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. In order to entitle the Administrative Agent and/or the Minnesota Power Banks to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required by this Agreement. No notice to or demand on the Guarantor in any case shall entitle it to any other or further notice or demand in the same or similar circumstances.

     Section 8. NOTICES. Any notice or other communication hereunder shall be given in the manner set forth in the Credit Agreement to the parties at the addresses set forth therein (or, in the case of the Guarantor, as set forth below):

                 If to Guarantor, at:

                 Minnesota Power, Inc.
                 30 West Superior Street
                 Duluth, Minnesota 55802
                 Attn: Corporate Treasurer
                 Facsimile:   (218) 723-3912

     Section 9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Guarantor and its successors and inure to the benefit of the Administrative Agent and the Minnesota Power Banks and their respective successors and assigns. This Agreement may not be assigned by the Guarantor.

     Section 10. AMENDMENT, ETC. No amendment or waiver of any provision of this Agreement nor any consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantor, the Administrative Agent and the Minnesota Power Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of the Administrative Agent and the Minnesota Power Banks in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other right or remedy.

     Section 11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, and the parties hereby submit to the jurisdiction of Federal and State courts located in the City of New York.

     Section 12. EXPENSES. The Guarantor will, upon demand, pay to the Administrative Agent and the Minnesota Power Banks any and all reasonable expenses, including attorneys' fees and expenses, which the Administrative Agent and the Minnesota Power Banks may incur in connection with the exercise or enforcement or any of the rights or interests of the Administrative Agent and the Minnesota Power Banks with respect to the Guarantor hereunder.

     Section 13. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 14. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by the duly authorized officers as of the date first written above.


                                       MINNESOTA POWER, INC.


                                       By:  /s/ David G. Gartzke
                                          --------------------------------------
                                       Name:    David G. Gartzke
                                            ------------------------------------
                                       Its:     Sr. Vice President - Finance
                                            ------------------------------------
                                                and Chief Financial Officer


                                       COBANK, ACB, as Administrative Agent and not in its individual capacity


                                       By:  /s/ Teresa L. Fountain
                                          --------------------------------------
                                       Name:    Teresa L. Fountain
                                            ------------------------------------
                                       Its:     Assistant Corporate Secretary
                                            ------------------------------------


                                       ABN AMRO BANK N.V., as the sole Minnesota
                                       Power Bank as of the date hereof


                                       By:  /s/ David B. Bryant
                                          --------------------------------------
                                       Name:    DAVID B. BRYANT
                                            ------------------------------------
                                       Its:     SENIOR VICE PRESIDENT
                                            ------------------------------------
                                                & MANAGING DIRECTOR







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